Consent of Independent Auditors

The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:

We consent to the incorporation by reference into Registration Statement
(No. 33-75992) on Form N-4 our reports dated February 4, 1997 and February 14, 1997.

                                                      /s/ KPMG Peat Marwick LLP
                                                      KPMG Peat Marwick LLP
Hartford, Connecticut
December 31, 1997